Exhibit 10.1


                          MICROCOM, INC.
                1987 EMPLOYEE STOCK PURCHASE PLAN
     (As Amended and Restated Effective as of April 24, 1995)


   1. PURPOSES. The Microcom, Inc. 1987 Employee Stock Purchase Plan (the "Plan") is intended to provide a method whereby employees of Microcom, Inc. ("Microcom") and its subsidiary corporations (collectively referred to, unless the context otherwise requires, as the "Company") will have an opportunity to share in the growth and development of the Company by acquiring a proprietary interest therein through the purchase of shares of the common stock, $0.01 par value per share, of Microcom, Inc. (the "Common Stock"). It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as it may be amended (the "Code"). Accordingly, the provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

   2.   DEFINITIONS.

   (a) "Base Pay" means regular straight time earnings including commissions and shift premiums, but excluding payments for overtime, incentive compensation, bonuses, and other special payments.

   (b) "Eligible employee" means any person who is customarily employed for 20 or more hours per week and more than five months in a calendar year by the Company and whose period of employment by the Company is at least three months; provided that for purposes of determining eligibility under this Section, the Company, in its discretion may credit an employee with the period of time he was employed by a subsidiary of the Company or an entity acquired by and merged into the Company if, at the time such entity is acquired, the employee was so employed. An eligible employee shall not include an employee of the Company who is an officer and who is also a highly compensated employee, as this term is defined in Section 414(q) of the Code.

   (c) "Subsidiary corporation" shall mean any present or future corporation which is a "subsidiary corporation" of Microcom as that term is defined in Section 425 of the Code.

   3.   ELIGIBILITY.

   (a) Only eligible employees shall be eligible to participate in an Offering (as defined below) under the Plan.

   (b) Any provision of the Plan to the contrary notwithstanding, no employee shall be granted an Option under the
Plan:

       (i) If, immediately after the grant, such employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any subsidiary of the Company (for purposes of this paragraph the rules of Section 425(d) of the Code shall apply in determining stock ownership of any employee); or

       (ii) Which permits such employee to purchase stock during a calendar year having a fair market value which exceeds the difference between $25,000 and the fair market value of any other shares of stock purchased or purchasable during that calendar year under any other employee stock purchase plans of the Company which meet the requirements of Section 423 of the Code. For purposes of this Section 3(b)(ii), the fair market value of the stock shall be determined as of the date the option to which it relates was granted.

   4. OFFERING DATES. The Plan will be implemented by a series of offerings (each of which is referred to herein individually as an "Offering") of such number of shares of Common Stock as is determined prior to the Offering by the Board of Directors of the Company (the "Board"). An Offering shall begin on June 1st and December 1st of each year or such other dates as are approved by the Board, except for the first Offering which shall begin on December 3, 1987 (each such date referred to as the "Offering Commencement Date"). Each Offering shall be of such duration and shall end as of such date (each such date referred to as the "Offering Termination Date"), as is determined prior to the Offering by the Board, provided that the duration of an Offering shall in no event exceed 27 months from the Offering Commencement Date.

   5. PARTICIPATION. An eligible employee may become a participant in an Offering by completing such application form as is provided by the Company and filing it with the Company's
Treasurer at such time as is determined by the Board (or person(s) to whom the Board has delegated such authority).

   6.   METHOD OF PAYMENT.  With respect to each Offering:

   (a) The method of payment for shares of Common Stock purchased upon exercise of rights granted hereunder shall be through regular payroll deductions or by lump sum cash payment or both, as determined with respect to each Offering by the Board. To the extent a participant's method of payment is through regular payroll deductions, the participant shall elect to have deductions made from his or her pay on each payday during the time he or she is a participant in the Offering at a specified percentage of the participant's compensation, in whole integers, that, when aggregated with the amount of any lump sum cash payment the participant elects, does not exceed 10% of the participant's base pay. If on an Offering Commencement Date a participant is participating in one or more other Offerings under the Plan, the aggregate percentage of the participant's compensation he or she may elect as a payment (by payroll deduction, lump sum cash payment, or both) with respect to all such Offerings shall not exceed 10% of the participant's base pay.

   (b) Payroll deductions for a participant shall commence on the first pay day after the Offering Commencement Date, or as of such later date as a prospectus with respect to the offering of Common Stock covered by the Plan is provided to the participant, and shall end with the last pay day prior to the Offering Termination Date unless sooner terminated by the participant as provided in Paragraph 10.

   (c) All payroll deductions and lump sum cash payments made for or by a participant shall be credited to the participant's account under the Plan.

   (d) A participant may discontinue participation in an Offering as provided in Paragraph 10 and may reduce prospectively the rate of payroll deduction once during the Offering (effective on the first pay day following the twentieth day after the participant notifies the Human Resources Department of the Company of such reduction), but no other changes can be made during such Offering.

   7. GRANTING OF OPTION. With respect to each Offering during the term of the Plan:

   (a) Subject to the limits of Paragraph 3(b), a participant shall be deemed to have been granted, on the Offering Commencement Date, an option (an "Option") to purchase a maximum number of shares of Common Stock determined as follows: 15% of the participant's base pay, determined as of the Offering Commencement Date (with changes, if any, in such base pay which are made applicable to the Offering by the Board) for the period of the Offering divided by 85% of the fair market value of a share of Common Stock on the Offering Commencement Date.

   (b) The purchase price of a share of Common Stock in any Offering (the "Option Exercise Price") shall be the lower of:

       (i)   85% of the fair market value of a share of Common
Stock on the Offering Commencement Date; or

       (ii)  85% of the fair market value of a share of Common
Stock on the Offering Termination Date.

   (c)(i) For purposes of this Paragraph, the fair market value of a share of Common Stock shall be the last sales price for a share of Common Stock on the appropriate date (or on the next regular business day on which the Common Stock is traded in the over-the-counter market in the event that no shares of Common Stock are traded on such date), as reported on the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") National Market, rounded up to the nearest one-fourth of a dollar.

      (ii) If the Common Stock is listed on a national securities exchange, the fair market value shall then be the closing price of a share of Common Stock on such exchange on the appropriate date (or on the next regular business day on which shares of the Common Stock be traded on the exchange in the event that no shares of the Common Stock shall have been traded on such date), rounded up to the nearest dollar.

   8. EXERCISE OF OPTION. With respect to each Offering during the term of the Plan:

   (a) Unless a participant gives written notice of withdrawal to the Company as hereinafter provided, the Option will be deemed to have been exercised automatically on the Offering Termination Date for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions and lump sum cash payments, if any, in the account at that time will purchase at the Option Exercise Price (but not in excess of the maximum number of shares calculated pursuant to Paragraph 7(a)).

   (b) By written notice to the Human Resources Department of the Company at an time prior to the Offering Termination Date, a participant may elect to withdraw all of the accumulated payroll deductions and lump sum cash payments, if any, in the participant's account at such time, as provided in Paragraph 10(a), and the Option will terminate unexercised.

   (c) Fractional shares will not be issued under the Plan and any accumulated payroll deductions and lump sum cash payments, if any, which would have been used to purchase fractional shares shall be reported to the participant and will be carried forward to the next Offering unless the participant does not elect to participate in such Offering, in which event such amounts will be returned to the participant promptly following the Offering Termination Date. Any accumulated payroll deductions and lump sum cash payments, if any, which are in excess of the limitations of Paragraphs 7(a) and 12(a) will also be returned to the participant promptly following the Offering Termination Date.

   9. DELIVERY. As promptly as practicable after the Offering Termination Date, the Company will deliver to each participant, as appropriate, the certificate or certificates representing the shares of Common Stock purchased upon the exercise of the Option.

   10.  WITHDRAWAL.

   (a) As indicated in Paragraph 8(b), a participant may withdraw payroll deductions and lump sum cash payments, if any, credited to his or her account under any such Offering at any time prior to the Offering Termination Date by giving written notice of withdrawal to the Human Resources Department of the Company. All of the participant's payroll deductions and lump sum cash payments, if any, credited to such account will be paid to the participant promptly after receipt of notice of withdrawal, and the participant's Option will terminate. The participant will not be permitted to elect any further payroll deductions or lumps sum cash payments during such Offering. The Company may, in its discretion, treat any attempt by a participant to borrow on the security of accumulated payroll deductions or lump sum cash payments as an election to withdraw such amounts.

   (b) A participant's withdrawal from an Offering will not have any effect upon eligibility to participate in any future Offering pursuant to the Plan or in any similar plan which may hereafter be adopted by the Company.

   (c) Upon termination of the participant's employment with the Company for any reason, including retirement but excluding death during an Offering, the participant's Option will terminate and the payroll deductions and lump sum cash payments, if any, credited to the participant's account with respect to the then current Offering will be returned to the participant or, in the case of death subsequent to the termination of employment, to the person or persons entitled thereto under Paragraph 14.

   (d) Upon termination of the participant's employment with the Company because of death, the beneficiary (as defined in Paragraph 14) shall have the right to elect, by written notice given to the Human Resources Department of the Company prior to the expiration of 30 days commencing with the date of death of the participant, either:

       (i) To withdraw all of the payroll deductions and lump sum cash payments, if any, credited to the participant's account with respect to the then current Offering; or

       (ii) To exercise the participant's Option for the purchase of stock pursuant to the then current Offering on the Offering Termination Date for the purchase of the number of full shares of stock specified in the participant's Option (or, if less, for periods with respect to which payroll deductions and lump sum cash payments, if any, have been made for participation generally, the number of full shares of stock that the accumulated payroll deductions and lump sum cash payments, if any, in the participant's account at the date of the participant's death will purchase at the Option Exercise Price (subject to the limitations contained in Paragraphs 7(a) and 12(a)), and any excess in such account will be returned to the beneficiary). In the event that no such written notice of election shall be received by the Human Resources Department of the Company, a notice of withdrawal shall be deemed to have been received within the meaning of Paragraph 10(a), and the amounts due shall be paid promptly to the beneficiary in accordance with the terms of Paragraph 14.

   11. INTEREST. No interest will be paid or allowed on any money paid into the Plan or credited to the account of any participant.

   12.   STOCK.

   (a) The maximum number of shares of Common Stock which shall be made available for sale under all Offerings in the aggregate pursuant to the Plan shall be 1,345,000 shares subject to adjustment upon changes in capitalization of Microcom as provided in Paragraph 17. Such shares may be authorized and unissued shares or may be "treasury" shares. Any shares subject to an Option which for any reason expires or is terminated unexercised as to such shares may again be subject to an Option under the Plan. If the total number of shares for which Options are exercised on any Offering Termination Date in accordance with Paragraph 8 exceeds the number of shares offered in such Offering or available under the Plan, the Company shall make a pro rata allocation of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it, in its sole discretion, shall determine to be equitable, and the balance of payroll deductions and lump sum cash payments, if any, credited to the account of each participant under the Plan shall be handled as provided in Paragraph 8(c).

   (b)  The participant will have no interest in shares of Common
Stock covered by an Option until such Option has been exercised.

   (c) Stock to be delivered to a participant pursuant to an Offering under the Plan will be registered in the name of the participant, or, if the participant so directs by written notice to the Human Resources Department prior to the Offering Termination Date, in the names of the participant and one other person designated by the participant, as joint tenants with right of survivorship, to the extent permitted by applicable law.

   (d) The Board may, in its discretion, require as conditions to the exercise of any Option that the shares of Common stock reserved for issuance upon the exercise of the Option shall have been duly listed upon official notice of issuance upon any national securities exchange upon which the Common Stock is listed, and that either:

       (i)   A Registration Statement under the Securities Act of
1933, as amended, with respect to such shares shall have become effective; or

       (ii) The participant shall have represented in form and substance satisfactory to the Company that it is the participant's intention to purchase such shares for investment.

   13. ADMINISTRATION. The Plan shall be administered by the Board or, to the extent delegated by the Board, a compensation committee (the "Committee"). Subject to the provisions of the Plan, the Board or the Committee shall have full power to construe and interpret the Plan and to establish, amend and rescind rules and regulations for its administration. Determinations made by the Committee and approved by the Board with respect to any other matter or provision contained in this Plan shall be final, conclusive and binding upon the Company and upon all participants, their heirs or legal representatives. Any rules or regulations adopted by the Committee or the Board shall remain in full force and effect unless and until altered, amended or repealed by the Committee or the Board.

   14. DESIGNATION OF BENEFICIARY. A participant may file with the Human Resources Department of the Company a written designation of a beneficiary who is to receive any shares of Common Stock and/or cash in the event of the death of the participant prior to the delivery of such shares or cash to the participant. Such designation of beneficiary may be changed by the participant at any time by written notice to the Human Resources Department. Within 30 days after the participant's death, the beneficiary may, as provided in Paragraph 10(d), elect to exercise the participant's Option when it becomes exercisable on the Offering Termination Date of the then current Offering. Upon the death of a participant and upon receipt by the Company of proof of identity and existence at the participant's death of a beneficiary validly designated by him or her under the Plan and notice of election of the beneficiary to exercise the Option, the Company shall deliver such stock and/or cash to such beneficiary. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such stock and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company) the Company, in its discretion, may deliver such stock and/or cash to the spouse or to any one or more dependents of the participant as the Company may designate. No beneficiary shall, prior to the death of the participant by whom he or she has been designated, acquire any interest in the shares of Common Stock or cash credited to the participant under the Plan.

   15. TRANSFERABILITY. Neither payroll deductions and lump sum cash payments, if any, credit to a participant's account nor any rights to exercise an Option or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant otherwise than by will or the laws of descent and distribution, and no rights under the Plan may be exercisable during the participant's lifetime by anyone other than the participant or his guardian or legal representative.

   16. USE OF FUNDS. All payroll deductions and lump sum cash payments, if any, received or held by the Company under this Plan may be used by the Company for any corporate purpose and the Company shall not be obligated to segregate such payroll deductions and lump sum cash payments, if any.

   17. EFFECT OF CHANGES IN THE COMMON STOCK. In the event of any changes of the shares of the Common Stock by reason of stock dividends, subdivisions, combinations and exchanges of shares, recapitalizations, mergers in which Microcom is the surviving company, consolidations, and the like, the aggregate number and class of shares available under this Plan and the Option Exercise Price per share shall be appropriately adjusted by the Board, whose determination shall be conclusive. Any such adjustments may provide for the elimination of any fractional shares which would otherwise become subject to any options.

   18. AMENDMENT OR TERMINATION. The Board may at any time terminate or amend the Plan. No such termination can affect Options previously granted, nor may an amendment make any change in any Option theretofore granted which would adversely affect the rights of any participant without the participant's consent nor may an amendment be made without prior approval of the stockholders of Microcom if such amendment would:

   (a) Materially increase the number of securities which may be issued under the Plan; or

   (b) Materially modify the requirements as to eligibility for participation in the Plan.

   19. NOTICES. All notices or other communications by a participant under or in connection with the Plan shall be deemed to have been duly given when received by the Treasurer of the Company.

   20. MERGER OR CONSOLIDATION. If Microcom shall at any time merge into or consolidate with another corporation, the holder of each Option then outstanding will thereafter be entitled to receive at the Offering Termination Date, in lieu of each share of Common Stock to which the holder would otherwise be entitled, the securities or property which a holder of one share of the Common Stock was entitled to receive upon and at the time of such merger or consolidation. The Board shall take such steps in connection with such merger or consolidation as the Board shall deem necessary to assure that the provisions of Paragraph 17 shall thereafter be applicable, as nearly as reasonably may be, in relation to said securities or property which the holder might thereafter be entitled to receive pursuant to the Option. A sale of all or substantially all of the assets of Microcom shall be deemed a merger or consolidation for the foregoing purposes.

   21. APPROVAL OF STOCKHOLDERS. The Plan was originally approved by the Board on August 13, 1987, and was approved by stockholders on July 19, 1988. Subsequent amendments and restatements of the Plan were approved by the Board and stockholders effective as of March 31, 1989, April 18, 1991 and April 21, 1993. This amendment and restatement of the Plan was approved by the Board effective April 24, 1995, subject to approval of the stockholders on or before April 23, 1996.

   22. REGISTRATION AND QUALIFICATION OF THE PLAN UNDER APPLICABLE SECURITIES LAWS. No option shall be exercised under the Plan until such time as the Company has qualified or registered the shares which are subject to options under the applicable state and Federal securities laws to the extent required by such laws.

   23. TERMINATION OF THE PLAN. Unless the Plan is terminated earlier by the Board of Directors, the Plan shall terminate and no shares offered hereunder shall be purchased after August 12, 1997. Upon termination of the Plan, all amounts in the accounts of participants, to the extent not used to purchase shares of Common Stock under the Plan, shall be promptly refunded to participants.